SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 9, 2003

(Date of earliest event reported)

Dominion Resources, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-8489	54-1229715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Tredegar Street

Richmond, Virginia 23219-3932

(804) 819-2000

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

Effective January 1, 2003, Dominion Resources, Inc. (Dominion) realigned its internal and external reporting structure to include its electric transmission operations in the Dominion Energy segment. Prior to January 1, 2003, electric transmission operations had been included in the Dominion Delivery segment.

The following items from Dominion’s Annual Report on Form 10-K for the year ended December 31, 2002 have been reformatted to reflect the current segment structure of Dominion and are presented in Exhibits 99.1 through 99.4:

•	Portions of Item 1. Business
•	Portions of Item 2. Properties
•	Portions of Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Note 32 to the December 31, 2002, 2001 and 2000 Consolidated Financial Statements

ITEM 7(c).    EXHIBITS

Exhibit

23	Independent Auditors’ Consent

99.1	Portions of Item 1. Business

99.2	Portions of Item 2. Properties

99.3	Portions of Management Discussion and Analysis of Financial Condition and Results of Operations

99.4

Consolidated Financial Statements for the Years Ended December 31, 2002, 2001 and 2000, including Schedule I—Condensed Financial Information of Registrant and Schedule II—Valuation and Qualifying Accounts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Steven A. Rogers
Steven A. Rogers Vice President and Controller

Date: May 9, 2003